Net Income (Loss) Per Share Applicable to Common Stockholders	6 Months Ended
Jun. 30, 2012
Earnings Per Share [Abstract]
Earnings Per Share [Text Block]

8. Net Income (Loss) Per Share Applicable to Common Stockholders

Basic net loss per share is calculated based on the weighted average number of common shares outstanding during the reporting period. Diluted loss per share is computed on the basis of the weighted average number of common shares plus dilutive potential common shares outstanding using the treasury stock method. The potentially dilutive securities are antidilutive due to the Company''''s net losses and are as follows for all periods presented (in thousands):

	Six Months Ended
	June 30	June 30
	2012	2011

Common stock options	1,574	1,574
Common stock warrants	4,900	3,326
Convertible notes	2,710	1,978
Excluded potentially dilutive securities	9,184	6,878